                       SUPPLEMENT DATED JANUARY 26, 2004
                               TO PROSPECTUS FOR
      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
                   DATED MAY 1, 2003, AS AMENDED MAY 5, 2003

The supplement to the prospectus dated September 19, 2003 is amended and restated as follows:

TRANSFERS OF POLICY VALUE
TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

                                     * * *

NEW INVESTMENT PORTFOLIOS

Effective July 9, 2003, Series I shares of the four new investment portfolios set forth below (the "Portfolios") will be added to the variable portion of your Policy. Each of these Portfolios is a series of Manufacturers Investment Trust. Series I shares of these Portfolios are subject to a Rule 12b-1 fee of 0.35%.

American Growth Trust
American International Trust
American Growth-Income Trust
American Blue Chip Income and Growth Trust

Each of the Portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").

BELOW IS A DESCRIPTION OF EACH OF THESE PORTFOLIOS:

The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.

                                     * * *

The prospectus is supplemented to include the following illustrations:

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.984% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.984%, 5.016% and 11.016%.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for a Policy issued to a 55 year old male non-smoker:

      - one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

      - one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

Current cost of insurance charges are not guaranteed and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately September 15, 2002. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 55 (PREFERRED)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $7,000 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                        0% Hypothetical             6% Hypothetical              12% Hypothetical
                        Gross Investment Return     Gross Investment Return      Gross Investment Return
                        -----------------------     -----------------------      -----------------------
End Of     Accumulated  Policy  Cash       Death    Policy   Cash       Death    Policy     Cash       Death
Policy     Premiums     Value   Surrender  Benefit  Value    Surrender  Benefit  Value      Surrender  Benefit
Year (1)   (2)                  Value (3)                    Value (3)                      Value (3)
1          7,350        3,632    0         500,000  3,925    0          500,000  4,218      0          500,000
2          15,068       6,888    0         500,000  7,691    0          500,000  8,533      692        500,000
3          23,171       10,055   3,184     500,000  11,585   4,714      500,000  13,254     6,383      500,000
4          31,679       13,022   7,121     500,000  15,494   9,593      500,000  18,304     12,404     500,000
5          40,613       15,964   11,034    500,000  19,598   14,667     500,000  23,901     18,970     500,000
6          49,994       19,925   15,964    500,000  24,991   21,030     500,000  31,229     27,268     500,000
7          59,844       23,645   20,655    500,000  30,438   27,447     500,000  39,127     36,136     500,000
8          70,186       27,168   25,147    500,000  35,979   33,958     500,000  47,695     45,674     500,000
9          81,045       30,521   29,470    500,000  41,648   40,597     500,000  57,031     55,980     500,000
10         92,448       33,701   33,620    500,000  47,444   47,364     500,000  67,212     67,131     500,000
15         158,602      44,107   44,107    500,000  75,389   75,389     500,000  131,057    131,057    500,000
20         243,035      47,424   47,424    500,000  107,079  107,079    500,000  242,063    242,063    500,000
25         350,794      39,715   39,715    500,000  139,456  139,456    500,000  435,292    435,292    500,000
30         488,326      19,659   19,659    500,000  174,225  174,225    500,000  775,583    775,583    814,362
35         663,854      0 (4)    0 (4)     0 (4)    211,739  211,739    500,000  1,344,427  1,344,427  1,411,648
40         887,878                                  254,171  254,171    500,000  2,300,999  2,300,999  2,324,009
45         1,173,796                                226,951  226,951    500,000  3,926,370  3,926,370  3,926,370

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made,
(d) no premiums have been allocated to the Fixed Account and no optional riders have been elected.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 55 (PREFERRED)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $7,000 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                        0% Hypothetical             6% Hypothetical              12% Hypothetical
                        Gross Investment Return     Gross Investment Return      Gross Investment Return
                        -----------------------     -----------------------      -----------------------
End Of     Accumulated  Policy  Cash       Death    Policy   Cash       Death    Policy     Cash       Death
Policy     Premiums     Value   Surrender  Benefit  Value    Surrender  Benefit  Value      Surrender  Benefit
Year (1)   (2)                  Value (3)                    Value (3)                      Value (3)
1          7,350        3,632   0          500,000  3,925    0          500,000  4,218      0          500,000
2          15,068       5,349   0          500,000  6,104    0          500,000  6,898      0          500,000
3          23,171       6,624   0          500,000  7,953    1,083      500,000  9,420      2,549      500,000
4          31,679       7,431   1,530      500,000  9,426    3,525      500,000  11,735     5,834      500,000
5          40,613       7,720   2,789      500,000  10,447   5,516      500,000  13,764     8,833      500,000
6          49,994       7,993   4,032      500,000  11,524   7,563      500,000  16,042     12,081     500,000
7          59,844       7,632   4,641      500,000  12,009   9,018      500,000  17,913     14,922     500,000
8          70,186       6,553   4,532      500,000  11,784   9,763      500,000  19,246     17,225     500,000
9          81,045       4,656   3,605      500,000  10,704   9,653      500,000  19,877     18,826     500,000
10         92,448       1,830   1,749      500,000  8,607    8,526      500,000  19,615     19,534     500,000
15         158,602      0       0          500,000  0        0          500,000  0          0          500,000
20         243,035      0       0          500,000  0        0          500,000  0          0          500,000
25         350,794      0 (4)   0 (4)      0 (4)    0 (4)    0 (4)      0 (4)    0 (4)      0 (4)      0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar,and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made,(d) no premiums have been allocated to the Fixed Account and (e) no optional riders have been elected.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Protector Supp 1/26/04